1998 STOCK OPTION PLAN



     1.   PURPOSE.   The  purpose  of  the Twin  Faces  East  Entertainment

Corporation 1998 Stock Option Plan (the "Plan") is to strengthen Twin Faces

East  Entertainment  Corporation, a Nevada corporation ("Corporation"),  by providing  to  employees, officers, directors, consultants and  independent contractors  of  the  Corporation  or any of  its  subsidiaries  (including dealers,  distributors, and other business entities  or  persons  providing services  on  behalf  of the Corporation or any of its subsidiaries)  added incentive  for high levels of performance and unusual efforts  to  increase the earnings of the Corporation.  The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the common stock of the

Corporation, $.001 par value, thereby increasing their proprietary interest in  the  Corporation's success and encouraging them to remain in the employ or service of the Corporation.

     2.   CERTAIN  DEFINITIONS.  As used in this Plan, the following  words and  phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

          2.1   "Board  of  Directors":   The Board  of  Directors  of  the

Corporation.

          2.2   "Committee":  The Committee which shall administer the Plan shall consist of the entire Board of Directors.


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          2.3   "Fair  Market Value Per Share":  The fair market value  per

share  of  the  Shares as determined by the Committee in good  faith.   The

Committee  is  authorized to make its determination as to the  fair  market value  per  share of the Shares on the following basis:  (i) if the  Shares are  traded only otherwise than on a securities exchange and are not quoted on  the  National  Association of Securities Dealers'  Automated  Quotation

System  ("NASDAQ"), but are quoted on the bulletin board or  in  the  "pink sheets"  published by the National Daily Quotation Bureau, the  greater  of

(a) the average of the mean between the average daily bid and average daily asked prices of the Shares during the thirty (30) day period preceding  the date of grant of an Option, as quoted on the bulletin board or in the "pink sheets"  published by the National Daily Quotation Bureau, or (b) the  mean between the average daily bid and average daily asked prices of the  Shares on  the date of grant, as published on the bulletin board or in such  "pink sheets;"  (ii) if the Shares are traded only otherwise than on a securities exchange  and are quoted on NASDAQ, the greater of (a) the average  of  the mean  between the closing bid and closing asked prices of the Shares during the  thirty  (30) day period preceding the date of grant of an  Option,  as reported  by  the Wall Street Journal and (b) the mean between the  closing bid  and  closing asked prices of the Shares on the date  of  grant  of  an

Option,  as  reported by the Wall Street Journal; (iii) if the  Shares  are

admitted  to  trading  on a securities exchange, the  greater  of  (a)  the average  of  the  daily closing prices of the Shares during  the  ten  (10)

trading  days preceding the date of  grant of an Option, as quoted  in  the

Wall  Street Journal, or (b) the daily closing price of the Shares  on  the date  of grant of an Option, as quoted in the Wall Street Journal; or  (iv)

if  the Shares are traded only otherwise than as described in (i), (ii)  or

(iii) above, or if the Shares are not publicly traded, the value determined by  the  Committee  in  good  faith based upon the  fair  market  value  as determined by completely independent and well qualified experts.

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          2.4  "Option":  A stock option granted under the Plan.

          2.5  "Incentive Stock Option":  An Option intended to qualify for treatment  as an incentive stock option under Code Sections 421  and  422A,

and designated as an Incentive Stock Option.

          2.6   "Nonqualified  Option":  An Option  not  qualifying  as  an

Incentive Stock Option.

          2.7  "Optionee":  The holder of an Option.

          2.8   "Option Agreement":  The document setting forth  the  terms and conditions of each Option.

          2.9  "Shares":  The shares of common stock $.001 par value of the

Corporation.         2.10 "Code":  The Internal Revenue Code  of  1986,  as

amended.

          2.11  "Subsidiary":  Any corporation of which fifty percent (50%)

or  more  of  total combined voting power of all classes of stock  of  such corporation  is  owned  by  the Corporation or another  Subsidiary  (as  so defined).

     3.  ADMINISTRATION OF PLAN.

          3.1   In  General.   This  Plan  shall  be  administered  by  the

Committee.   Any action of the Committee with respect to administration  of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the

Committee  (to  be  documented by minutes), or (ii) the  unanimous  written consent of its members.

          3.2   Authority.  Subject to the express provisions of this Plan,

the  Committee shall have the authority to:  (i) construe and interpret the

Plan,  decide all questions and settle all controversies and disputes which

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may arise in connection with the Plan and to define the terms used therein;

(ii)  prescribe,  amend  and  rescind rules  and  regulations  relating  to administration  of  the  Plan; (iii) determine the purchase  price  of  the

Shares  covered  by each Option and the method of payment  of  such  price,

individuals  to  whom,  and the time or times at which,  Options  shall  be granted  and  exercisable and the number of Shares covered by each  Option;

(iv) determine the terms and provisions of the respective Option Agreements

(which  need not be identical); (v) determine the duration and purposes  of leaves of absence which may be granted to participants without constituting a  termination of their employment for purposes of the Plan; and (vi)  make all  other  determinations necessary or advisable to the administration  of the  Plan.  Determinations of the Committee on matters referred to in  this

Section  3  shall  be  conclusive  and binding  on  all  parties  howsoever

concerned.   With  respect to Incentive Stock Options, the Committee  shall administer the Plan in compliance with the provisions of Code Section  422A as  the same may hereafter be amended from time to time.  No member of  the

Committee  shall  be liable for any action or determination  made  in  good faith with respect to the Plan or any Option.

     4.  ELIGIBILITY AND PARTICIPATION.

          4.1   In General.  Only officers, employees and directors who are also  employees of the Corporation or any Subsidiary shall be  eligible  to

receive  grants  of  Incentive  Stock  Options.   Officers,  employees  and

directors  (whether or not they are also employees) of the  Corporation  or

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any  Subsidiary, as well as consultants, independent contractors  or  other service providers of the Corporation or any Subsidiary shall be eligible to receive  grants of Nonqualified Options.  Within the foregoing limits,  the

Committee, from time to time, shall determine and designate persons to whom

Options  may  be   granted.  All such designations shall  be  made  in  the

absolute discretion of the Committee and shall not require the approval  of the stockholders.  In determining (i) the number of Shares to be covered by each  Option,  (ii) the purchase price for such Shares and  the  method  of payment  of  such price (subject to the other sections hereof),  (iii)  the individuals  of  the  eligible  class to whom  Options  shall  be  granted,

(iv)  the  terms  and provisions of the respective Option  Agreements,  and

(v)  the times at which such Options shall be granted, the Committee  shall take into account such factors as it shall deem relevant in connection with

accomplishing  the  purpose of the Plan as set  forth  in  Section  1.   An

individual  who  has  been granted an Option may be granted  an  additional

Option or Options if the Committee shall so determine.  No Option shall  be granted under the Plan after June 11, 2008, but Options granted before such date may be exercisable after such date.

          4.2   Certain  Limitations.  In no event  shall  Incentive  Stock

Options  be granted to an Optionee such that the sum of (i) aggregate  fair market  value  (determined  at  the time the Incentive  Stock  Options  are granted) of the Shares subject to all Options granted under the Plan  which are exercisable for the first time during the same calendar year, plus (ii)

the  aggregate  fair market value (determined at the time the  options  are granted) of all stock subject to all other incentive stock options  granted to  such Optionee by the Corporation, its parent and Subsidiaries which are exercisable  for  the  first time during such calendar  year,  exceeds  One

Hundred  Thousand  Dollars  ($100,000).  For purposes  of  the  immediately

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preceding sentence, fair market value shall be determined as of the date of grant  based  on the Fair Market Value Per Share as determined pursuant  to

Section 2.3.

     5.  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN

          CAPITALIZATION.

          5.1   Shares.   Subject to adjustment as provided in Section  5.2

below, the total number of Shares to be subject to Options granted pursuant to  this  Plan  shall  not exceed Five Hundred Thousand  (500,000)  Shares.

Shares subject to the Plan may be either authorized but unissued shares  or

shares   that  were  once  issued  and  subsequently  reacquired   by   the

Corporation;  the  Committee shall be empowered  to  take  any  appropriate action  required  to make Shares available for Options granted  under  this

Plan.   If  any  Option is surrendered before exercise  or  lapses  without exercise  in  full  or for any other reason ceases to be  exercisable,  the

Shares reserved therefore shall continue to be available under the Plan.

          5.2   Adjustments.   As used herein, the term "Adjustment  Event"

means  an event pursuant to which the outstanding Shares of the Corporation are  increased,  decreased or changed into, or exchanged  for  a  different number or kind of shares or securities, without receipt of consideration by

the    Corporation,   through  reorganization,  merger,   recapitalization,

reclassification, stock split, reverse stock split, stock  dividend,  stock consolidation  or  otherwise.  Upon the occurrence of an Adjustment  Event,

(i)  appropriate and proportionate adjustments shall be made to the  number and kind of shares and exercise price for the shares subject to the Options which  may  thereafter  be granted under this Plan,  (ii)  appropriate  and

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proportionate  adjustments shall be made to the  number  and  kind  of  and exercise  price  for  the  shares subject to the then  outstanding  Options granted  under  this Plan, and (iii) appropriate amendments to  the  Option

Agreements  shall be executed by the Corporation and the Optionees  if  the

Committee  determines that such an amendment is necessary or  desirable  to

reflect   such  adjustments.   If  determined  by  the  Committee   to   be

appropriate,  in  the  event  of an Adjustment  Event  which  involves  the substitution of securities of a corporation other than the Corporation, the

Committee  shall  make  arrangements for  the  assumptions  by  such  other corporation of any Options then or thereafter outstanding under  the  Plan.

Notwithstanding  the  foregoing, such adjustment in an  outstanding  Option shall be made without change in the total exercise price applicable to  the unexercised  portion of the Option, but with an appropriate  adjustment  to the  number  of  shares, kind of shares and exercise price for  each  share subject  to  the  Option.  The determination by the Committee  as  to  what adjustments,  amendments or arrangements shall be  made  pursuant  to  this

Section  5.2,  and the extent thereof, shall be  final and conclusive.   No

fractional  Shares shall be issued under the Plan on account  of  any  such adjustment or arrangement.

     6.  TERMS AND CONDITIONS OF OPTIONS.

          6.1   Intended  Treatment as Incentive Stock Options.   Incentive

Stock  Options granted pursuant to this Plan are intended to be  "incentive stock  options"  to which Code Sections 421 and 422A apply,  and  the  Plan shall  be construed and administered to implement that intent.  If  all  or any  part  of  an  Incentive Stock Option shall not be an "incentive  stock option"  subject  to Sections 421 or 422A of the Code,  such  Option  shall

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nevertheless  be valid and carried into effect.  All Options granted  under this  Plan shall be subject to the terms and conditions set forth  in  this

Section  6 (except as provided in Section 5.2) and to such other terms  and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

          6.2  Amount and Payment of Exercise Price.

               6.2.1     Exercise Price.  The exercise price per Share  for

each  Share which the Optionee is entitled to purchase under a Nonqualified

Option  shall  be determined by the Committee but shall not  be  less  than eighty-five percent (85%) of the Fair Market Value Per Share on the date of the  grant  of the Nonqualified Option.  The exercise price per  Share  for each  Share  which the Optionee is entitled to purchase under an  Incentive

Stock  Option shall be determined by the Committee but  shall not  be  less than  the  Fair  Market Value Per Share on the date of  the  grant  of  the

Incentive  Stock Option; provided, however, that the exercise  price  shall not  be  less than one hundred ten percent (110%) of the Fair Market  Value

Per  Share  on the date of the grant of the Incentive Stock Option  in  the case  of  an  individual then owning (within the meaning  of  Code  Section

425(d))  more than ten percent (10%) of the total combined voting power  of all classes of stock of the Corporation or of its parent or Subsidiaries.

               6.2.2      Payment of Exercise Price.  The consideration  to

be  paid  for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of  promissory notes, shares of the common stock of the Corporation or such other  consideration  and  method of payment  for  the  Shares  as  may  be permitted under applicable state and federal laws.

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          6.3  Exercise of Options.

               6.3.1      Each  Option  granted under this  Plan  shall  be

exercisable at such times and under such conditions as may be determined by the  Committee  at  the time of the grant of the Option  and  as  shall  be permissible  under the terms of the Plan; provided, however,  in  no  event shall an Option be exercisable after the expiration of ten (10) years  from the  date it is granted, and in the case of an Optionee owning (within  the meaning  of Code Section 425(d)), at the time an Incentive Stock Option  is granted, more than ten percent (10%) of the total combined voting power  of all  classes  of stock of the Corporation or of its parent or Subsidiaries,

such  Incentive Stock Option shall not be exercisable later than  five  (5)

years after the date of grant.

               6.3.2      An  Optionee  may purchase less  than  the  total

number  of  Shares  for which the Option is exercisable,  provided  that  a partial  exercise of an Option may not be for less than One  Hundred  (100)

Shares and shall not include any fractional shares.

          6.4   Nontransferability of Options.  All Options  granted  under this  Plan shall be nontransferable, either voluntarily or by operation  of law,  otherwise  than by will or the laws of descent and distribution,  and shall be exercisable during the Optionee's lifetime only by such Optionee.

          6.5   Effect  of Termination of Employment or Other Relationship.

Except  as  otherwise  determined by the Committee in connection  with  the grant  of  Nonqualified Options, the effect of termination of an Optionee's employment  or  other relationship with the Corporation on such  Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

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               6.5.1      Termination for Other than Disability  or  Cause.

If  an  Optionee ceases to be employed by, or ceases to have a relationship with,  the  Corporation for any reason other than for disability or  cause,

such   Optionee's  Options shall expire not later  than  three  (3)  months thereafter.  During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him,  but only to the extent such Options were exercisable on the  date  of termination  of his employment or relationship and except as so  exercised,

such  Options shall expire at the end of such three (3) month period unless such  Options by their terms expire before such date.  The decision  as  to whether  a termination for a reason other than disability, cause  or  death has  occurred shall be made by the Committee, whose decision shall be final and  conclusive, except that employment shall not be considered  terminated in  the case of sick leave or other bona fide leave of absence approved  by the Corporation.

               6.5.2      Disability.  If an Optionee ceases to be employed

by,  or  ceases to have a relationship with, the Corporation by  reason  of disability  (within the meaning of Code Section 22(e)(3)), such  Optionee's

Options  shall expire not later than one (1) year thereafter.  During  such one (1) year period and prior to the expiration of the Option by its terms,

the Optionee may exercise any Option granted to him, but only to the extent such  Options  were  exercisable on the date  the  Optionee  ceased  to  be employed  by,  or  ceased to have a relationship with, the  Corporation  by reason  of disability and except as so exercised, such Options shall expire at  the end of such one (1) year period unless such Options by their  terms expire  before  such  date.  The decision as to whether  a  termination  by

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reason  of  disability has occurred shall be made by the  Committee,  whose decision shall be final and conclusive.

               6.5.3       Termination  for  Cause.    If   an   Optionee's

employment  by,  or  relationship with, the Corporation is  terminated  for cause,  such Optionee's Option shall expire immediately; provided, however,

the  Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address.  In  the event  of  such waiver, the Optionee may exercise the Option only  to  such extent,  for  such  time, and upon such terms and  conditions  as  if  such

Optionee  had  ceased to be employed by, or ceased to have  a  relationship with,  the Corporation upon the date of such termination for a reason other than  disability,  cause, or death.  Termination for  cause  shall  include termination  for  malfeasance or gross misfeasance in  the  performance  of duties  or  conviction of illegal activity in connection therewith  or  any conduct detrimental to the interests of the Corporation.  The determination of  the  Committee  with  respect to whether a termination  for  cause  has occurred shall be final and conclusive.

          6.6   Withholding of Taxes.  As a condition to the  exercise,  in whole  or  in part, of any Options the Board of Directors may in  its  sole discretion  require the Optionee to pay, in addition to the purchase  price of  the Shares covered by the Option an amount equal to any Federal,  state or  local taxes that may be required to be withheld in connection with  the exercise of such Option.

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          6.7  No Rights to Continued Employment or Relationship.

Nothing  contained in this Plan or in any Option Agreement  shall  obligate the  Corporation to employ or have another relationship with  any  Optionee for any period or interfere in any way with the right of the Corporation to reduce  such Optionee's compensation or to terminate the employment  of  or relationship with any Optionee at any time.

          6.8   Time  of Granting Options.  The time an Option is  granted,

sometimes  referred to herein as the date of grant, shall be  the  day  the

Corporation  executes  the  Option Agreement; provided,  however,  that  if appropriate resolutions of the Committee indicate that an Option is  to  be granted  as  of and on some prior or future date, the time such  Option  is granted shall be such prior or future date.

          6.9   Privileges  of  Stock  Ownership.   No  Optionee  shall  be

entitled to the privileges of stock ownership as to any Shares not actually issued  and delivered to such Optionee.  No Shares shall be purchased  upon the  exercise  of  any  Option unless and until,  in  the  opinion  of  the

Corporation's  counsel, any then applicable requirements  of  any  laws  or

governmental  or  regulatory  agencies  having  jurisdiction  and  of   any

exchanges upon which the stock of the Corporation may be listed shall  have been fully complied with.

          6.10 Securities Laws Compliance.  The Corporation will diligently endeavor  to comply with all applicable securities laws before any  Options are  granted  under the Plan and before any Shares are issued  pursuant  to

Options.  Without limiting the generality of the foregoing, the Corporation may  require  from  the  Optionee such investment  representation  or  such agreement, if any, as counsel for the Corporation may consider necessary or advisable  in order to comply with the Securities Act of 1933  as  then  in effect,  and  may  require that the  Optionee agree that any  sale  of  the

Shares  will be made only in such manner as is permitted by the  Committee.

The Committee in its discretion may cause the Shares underlying the Options to  be  registered  under the Securities Act of 1933, as  amended,  by  the filing of a Form S-8 Registration Statement covering the Options and Shares

underlying  such  Options.   Optionee  shall  take  any  action  reasonably

requested   by   the  Corporation  in  connection  with   registration   or

qualification of the Shares under federal or state securities laws.

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          6.11   Option  Agreement.   Each  Incentive  Stock   Option   and

Nonqualified  Option  granted under this Plan shall  be  evidenced  by  the appropriate written Stock Option Agreement ("Option Agreement") executed by the  Corporation and the Optionee in a form substantially the same  as  the appropriate  form of Option Agreement attached as Exhibit I  or  II  hereto

(and  made a part hereof by this reference) and shall contain each  of  the provisions  and  agreements specifically required to be  contained  therein pursuant  to  this  Section 6, and such other terms and conditions  as  are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

     7.  PLAN AMENDMENT AND TERMINATION.

          7.1   Authority  of Committee.  The Committee  may  at  any  time discontinue granting Options under the Plan or otherwise suspend, amend  or terminate  the  Plan and may, with the consent  of an Optionee,  make  such modification  of the terms and conditions of such Optionee's Option  as  it shall  deem  advisable;  provided  that,  except  as  permitted  under  the provisions  of Section 5.2, the Committee shall have no authority  to  make any  amendment  or  modification to this Plan  or  any  outstanding  Option thereunder  which would:  (i) increase the maximum number of  shares  which may  be purchased pursuant to Options granted under the Plan, either in the aggregate  or by an Optionee (except pursuant to Section 5.2); (ii)  change the designation of the class of the employees eligible to receive Incentive

Stock  Options;  (iii) extend the term of the Plan or  the  maximum  Option period  thereunder; (iv) decrease the minimum Incentive Stock Option  price or  permit  reductions of the price at which shares may  be  purchased  for

Incentive  Stock  Options granted under the Plan; or  (v)  cause  Incentive

Stock  Options  issued under the Plan to fail to meet the  requirements  of

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incentive  stock  options  under  Code  Section  422A.   An  amendment   or

modification  made pursuant to the provisions of this Section  7  shall  be deemed adopted as of the date of the action of the Committee effecting such amendment  or  modification  and  shall be  effective  immediately,  unless otherwise  provided therein, subject to approval thereof (1) within  twelve

(12)  months  before  or after the effective date by  stockholders  of  the

Corporation  holding not less than a majority vote of the voting  power  of the  Corporation  voting in person or by proxy at a duly held  stockholders meeting  when  required  to maintain or satisfy the  requirements  of  Code

Section  422A  with respect to Incentive  Stock Options,  and  (2)  by  any appropriate  governmental  agency.  No Option may  be  granted  during  any suspension or after termination of the Plan.

          7.2  Ten (10) Year Maximum Term.  Unless previously terminated by the  Committee, this Plan shall terminate on June 11, 2008, and no  Options shall be granted under the Plan thereafter.

          7.3   Effect  on  Outstanding Options.  Amendment, suspension  or termination  of this Plan shall not, without the consent of  the  Optionee,

alter  or  impair  any rights or obligations under any  Option  theretofore granted.

     8.   EFFECTIVE DATE OF PLAN.  This Plan shall be effective as of  June

11,  1998, the date the Plan was adopted by the Board of Directors, subject to  the  approval of the Plan by the affirmative vote of a majority of  the

issued   and   outstanding  Shares  of  common  stock  of  the  Corporation represented and voting at a duly held meeting at which a quorum is  present within  twelve  (12) months thereafter.  The Committee shall be  authorized and empowered to make grants of Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the  Option grants shall be made subject to the approval of both this  Plan and  such  Option  grants  by  the  stockholders  in  accordance  with  the provisions of this Section 8.

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     9.  MISCELLANEOUS PROVISIONS.

          9.1   Exculpation  and  Indemnification.  The  Corporation  shall indemnify  and  hold harmless the Committee from and against  any  and  all liabilities, costs and expenses incurred by such persons as a result of any act,  or  omission  to  act, in connection with  the  performance  of  such persons'  duties, responsibilities and obligations under  the  Plan,  other than  such  liabilities, costs and expenses as may result  from  the  gross negligence,  bad  faith,  willful conduct  and/or  criminal  acts  of  such persons.

          9.2  Governing Law.  The Plan shall be governed and construed  in accordance with the laws of the State of Nevada and the Code.

          9.3   Compliance  with  Applicable Laws.  The  inability  of  the

Corporation   to  obtain  from  any  regulatory  body  having  jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance  and  sale  of any Shares upon the exercise  of  an  Option  shall relieve the Corporation of any liability in respect of the non-issuance  or sale  of  such Shares as to which such requisite authority shall  not  have been obtained.



                                   As approved by the Board of Directors of
                                   TWIN     FACES     EAST    ENTERTAINMENT
                                   CORPORATION on June 11, 1998.



                                   By:/s/Stanley Teeple
                                      ________________________________
                                      Stanley L. Teeple, Secretary